Exhibit 99.1

Guidewire Software Announces First Quarter Fiscal 2016 Financial Results

Foster City, CA - December 1, 2015 - Guidewire Software, Inc. (NYSE: GWRE), a provider of software products for property and casualty insurers, today announced its financial results for the fiscal quarter ended October 31, 2015.

"Our first quarter of fiscal 2016 delivered license revenue and operating income above the top end of our guidance," said Marcus Ryu, chief executive officer, Guidewire Software. "We believe this strong performance reflects robust demand from P&C insurers for technology enabling them to adapt and succeed in a time of rapid industry change.”

Ryu continued, “Our eleventh annual Connections user conference showcased new versions of our products for data and analytics, and digital engagement, all of which leverage the core operational capabilities of InsuranceSuite. We also detailed our commitment to reducing the implementation time and total cost of ownership of our products through investments in product content, pre-built integrations, and cloud-based services. We understand our customers are seeking both innovation and standardization from their technology partners, and we are determined to deliver solutions that earn a leadership position in both respects.”

First Quarter Fiscal 2016 Financial Highlights

Revenue

•
License revenue for the first quarter of fiscal 2016 was $32.3 million, an increase of 12% from the first quarter of fiscal 2015. Term license revenue for the first quarter of fiscal 2015 benefited from a pre-existing contract that had reached revenue recognition milestones. Excluding this impact, term license revenue in the first quarter would have increased 19% from the comparable period in fiscal 2015. Maintenance revenue was $14.0 million, an increase of 12% and services revenue was $35.9 million, a decrease of 6%. Total revenue was $82.3 million, an increase of 3% from the same period in fiscal 2015.

•	Rolling four-quarter recurring term license and maintenance revenue was $224.7 million, an increase of 15% compared to the same period in fiscal 2015.

Profitability

•	The GAAP operating loss was $9.0 million for the first quarter of fiscal 2016, compared with an operating loss of $3.6 million in the comparable period in fiscal 2015.

•	Non-GAAP operating income was $6.5 million for the first quarter of fiscal 2016, compared with $8.7 million in the comparable period in fiscal 2015.

•
The GAAP net loss was $1.6 million for the first quarter of fiscal 2016, compared with a net loss of $3.0 million for the comparable period in fiscal 2015. GAAP net loss per share was $0.02, based on diluted weighted average shares outstanding of 71.2 million, compared with a net loss of $0.04 per share for the comparable period in fiscal 2015, based on diluted weighted average shares outstanding of 69.3 million.

•
Non-GAAP net income was $4.8 million for the first quarter of fiscal 2016, compared with $5.7 million in the comparable period in fiscal 2015. Non-GAAP net income per diluted share was $0.07, based on diluted weighted average shares outstanding of 72.9 million, compared with $0.08 in the comparable period in fiscal 2015, based on diluted weighted average shares outstanding of 71.6 million.

Balance Sheet

•
The Company had $663.6 million in cash, cash equivalents and investments at October 31, 2015, compared with $677.8 million at July 31, 2015. The Company used $10.9 million in cash for operations in the first quarter of fiscal 2016, reflecting normal seasonal patterns.

Business Outlook
Guidewire is issuing the following outlook for the second quarter and fiscal 2016, based on current expectations:

(in $ millions, except per share outlook)	Second Quarter Fiscal 2016	Full Year Fiscal 2016
Revenue	94.5 - 98.5	406.0 - 416.0
License revenue	48.0 - 50.0	204.0 - 212.0
Maintenance revenue	13.0 - 14.0	56.0 - 58.0
Services revenue	33.0 - 35.0	144.0 - 148.0
GAAP operating income/(loss)	(2.8) - 1.2	(1.5) - 8.5
Non-GAAP operating income	14.0 - 18.0	63.0 -73.0
GAAP net income/(loss)	(0.5) - 0.2	(0.4) - 1.4
GAAP net income/(loss) per share	(0.01) - 0.00	(0.01) - 0.02
Non-GAAP net income	9.4 - 12.1	41.6 - 48.3
Non-GAAP net income per share	0.13 - 0.16	0.57 - 0.66
Guidewire continues to target term license revenue growth of 20% or higher for the current fiscal year. Non-GAAP operating income and non-GAAP net income exclude stock-based compensation expense and amortization of intangible assets.

Conference Call Information

What:	Guidewire Software first quarter fiscal 2016 financial results conference call

When:	Tuesday, December 1, 2015

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(877) 545-1407, Domestic
(719) 325-4747, International
Passcode: 6476353

Replay:	(877) 870-5176, Domestic
(858) 384-5517, International
Passcode: 6476353

Webcast:	http://ir.guidewire.com (live and replay)

The webcast will be archived on Guidewire’s website for a period of three months.

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income, Non-GAAP net income, Non-GAAP net income per share and Non-GAAP tax provision. These Non-GAAP financial measures exclude stock-based compensation and amortization of intangibles, and the tax effect of these adjustments for Non-GAAP net income and Non-GAAP net income per share.
Guidewire believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.
Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Guidewire Software
Guidewire delivers the software that Property/Casualty (P/C) insurers need to adapt and succeed in a time of rapid industry change. We combine three elements - core processing, data and analytics, and digital engagement - into a technology platform that enhances insurers’ ability to engage and empower their customers and employees. More than 200 P/C insurers around the world have selected Guidewire. For more information, please visit www.guidewire.com. Follow us on twitter: @Guidewire_PandC.
NOTE: Guidewire, Guidewire Software, Guidewire ClaimCenter, Guidewire PolicyCenter, and Guidewire BillingCenter are registered trademarks of Guidewire Software, Inc. in the United States and/or other countries.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, market positioning, future investments, and our ability to reduce total cost of ownership for insurance companies. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenues; our services revenues produce lower gross margins than our license and maintenance revenues; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR, LLC
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	October 31, 2015	July 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$192,731	$212,362
Short-term investments	343,800	359,273
Accounts receivable	54,303	62,062
Deferred tax assets, current	13,832	13,845
Prepaid expenses and other current assets	14,416	14,102
Total current assets	619,082	661,644
Long-term investments	127,118	106,117
Property and equipment, net	13,418	12,160
Intangible assets, net	3,639	3,999
Deferred tax assets, noncurrent	12,795	5,896
Goodwill	9,205	9,205
Other assets	1,675	926
TOTAL ASSETS	$786,932	$799,947
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$5,943	$8,816
Accrued employee compensation	17,318	37,235
Deferred revenues, current	46,973	50,766
Other current liabilities	6,477	7,592
Total current liabilities	76,711	104,409
Deferred revenues, noncurrent	2,658	1,800
Other liabilities	3,951	4,350
Total liabilities	83,320	110,559
STOCKHOLDERS’ EQUITY:
Common stock	7	7
Additional paid-in capital	679,080	662,869
Accumulated other comprehensive loss	(6,700)	(6,343)
Retained earnings	31,225	32,855
Total stockholders’ equity	703,612	689,388
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$786,932	$799,947

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended October 31,
	2015	2014
Revenues:
License	$32,340	$28,820
Maintenance	14,013	12,520
Services	35,927	38,394
Total revenues	82,280	79,734
Cost of revenues: (1)
License	1,164	1,082
Maintenance	2,475	2,242
Services	31,531	32,447
Total cost of revenues	35,170	35,771
Gross profit:
License	31,176	27,738
Maintenance	11,538	10,278
Services	4,396	5,947
Total gross profit	47,110	43,963
Operating expenses: (1)
Research and development	25,672	20,310
Sales and marketing	19,291	17,529
General and administrative	11,110	9,762
Total operating expenses	56,073	47,601
Loss from operations	(8,963)	(3,638)
Interest income	696	512
Other income (expense), net	217	(483)
Loss before income taxes	(8,050)	(3,609)
Benefit from income taxes	(6,420)	(612)
Net loss	$(1,630)	$(2,997)
Net loss per share:
Basic	$(0.02)	$(0.04)
Diluted	$(0.02)	$(0.04)
Shares used in computing net loss per share:
Basic	71,242,897	69,316,700
Diluted	71,242,897	69,316,700

(1) Amounts include stock-based compensation expense as follows:

	Three Months Ended October 31,
	2015	2014
	(unaudited, in thousands)
Stock-based compensation expenses:
Cost of license revenue	$89	$49
Cost of maintenance revenues	339	277
Cost of services revenues	4,363	3,513
Research and development	3,672	2,143
Marketing and sales	3,430	2,987
General and administrative	3,254	3,019
Total stock-based compensation expenses	$15,147	$11,988

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended October 31,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,630)	$(2,997)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,791	1,773
Stock-based compensation	15,147	11,988
Excess tax benefit from exercise of stock options and vesting of restricted stock units	(475)	—
Deferred tax assets	(6,905)	(955)
Amortization of premium on available-for-sale securities	877	1,414
Loss on disposals of property and equipment	18	—
Changes in operating assets and liabilities:
Accounts receivable	7,638	9,493
Prepaid expenses and other assets	(1,071)	(814)
Accounts payable	(2,542)	87
Accrued employee compensation	(19,840)	(17,232)
Other liabilities	(1,039)	10
Deferred revenues	(2,859)	(8,315)
Net cash used in operating activities	(10,890)	(5,548)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(195,336)	(113,730)
Sales of available-for-sale securities	188,867	102,539
Purchase of property and equipment	(3,016)	(1,249)
Net cash used in investing activities	(9,485)	(12,440)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon exercise of stock options	1,463	1,445
Taxes remitted on RSU awards vested	(874)	(8,570)
Excess tax benefit from exercise of stock options and vesting of restricted stock units	475	—
Net cash provided by (used in) financing activities	1,064	(7,125)
Effect of foreign exchange rate changes on cash and cash equivalents	(320)	(1,478)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(19,631)	(26,591)
CASH AND CASH EQUIVALENTS—Beginning of period	212,362	148,101
CASH AND CASH EQUIVALENTS—End of period	$192,731	$121,510

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended October 31,
Income (loss) from operations reconciliation:	2015	2014
GAAP net income (loss) from operations	$(8,963)	$(3,638)
Non-GAAP adjustments:
Stock-based compensation (1)	15,147	11,988
Amortization of intangibles (1)	360	360
Non-GAAP income from operations	$6,544	$8,710

Net income (loss) reconciliation:
GAAP net income (loss)	$(1,630)	$(2,997)
Non-GAAP adjustments:
Stock-based compensation (1)	15,147	11,988
Amortization of intangibles (1)	360	360
Tax effect on non-GAAP adjustments (2)	(9,124)	(3,686)
Non-GAAP net income	$4,753	$5,665

	Three Months Ended October 31,
	2015	2014
Tax provision (benefits) reconciliation:
GAAP tax provision (benefits)	$(6,420)	$(612)
Non-GAAP adjustments:
Stock-based compensation	5,008	4,196
Amortization of intangibles	119	126
ISO deduction	60	77
Tax effect on GAAP profit before taxes due to different tax rates between GAAP and non-GAAP	3,937	(713)
Non-GAAP tax provision	$2,704	$3,074

(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustment reflects the tax benefit resulting from all non-GAAP adjustments.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended October 31,
Earnings per share reconciliation:	2015	2014
GAAP earnings per share - Diluted	$(0.02)	$(0.04)
Amortization of intangibles acquired in business combinations	0.01	0.01
Stock-based compensation	0.21	0.17
Less tax benefit of non GAAP items	(0.13)	(0.05)
Non-GAAP dilutive shares excluded from GAAP EPS calculation (1)	—	(0.01)
Non-GAAP earnings per share - Diluted	$0.07	$0.08

(1) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.

	Three Months Ended October 31,
Shares used in computing non-GAAP per share amounts:	2015	2014
Weighted average shares - Diluted	71,242,897	69,316,700
Non-GAAP dilutive shares excluded from GAAP EPS calculation (1)	1,660,819	2,295,695
Pro forma weighted average shares - Diluted	72,903,716	71,612,395

(1) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	Second Quarter Fiscal 2016	Full Year Fiscal 2016
Outlook reconciliation: GAAP and non-GAAP operating income/(loss)
GAAP operating income/(loss)	(2.8) - 1.2	(1.5) - 8.5
Non-GAAP adjustments:
Stock-based compensation	16.0 - 17.0	62.0 - 64.0
Amortization of intangibles	0.4	1.4
Non-GAAP income from operations	14.0 - 18.0	63.0 -73.0

Outlook reconciliation: GAAP and non-GAAP net income/(loss)
GAAP net income (loss)	(0.5) - 0.2	(0.4) - 1.4
Non-GAAP adjustments:
Stock-based compensation	16.0 - 17.0	62.0 - 64.0
Amortization of intangibles	0.4	1.4
Tax effect on non-GAAP adjustments	(6.9) - (5.0)	(22.4) - (17.5)
Non-GAAP net income	9.4 - 12.1	41.6 - 48.3